Exhibit 5]

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[TRAVELERS LIFE & ANNUITY LOGO OMITTED]
                                         [Variable and Fixed Annuity Application

                                             UNIVERSAL ANNUITY ADVANTAGE (UAA) -
The Travelers Insurance Company                               A VARIABLE ANNUITY
One Cityplace o Hartford, CT  06103-3415               T-FLEX - A FIXED ANNUITY]
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OWNER INFORMATION  (THE OWNER WILL BE USED FOR ALL CORRESPONDENCE AND TAX
REPORTING PURPOSES)
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Name                                       SS#

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Street Address                             Sex [ ] Male       Date of Birth
                                               [ ] Female
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City, State, Zip                           U.S. Citizen [ ] Y  [ ] N
                                           If no, please indicate country of
                                           citizenship
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JOINT OWNER INFORMATION (NONQUALIFIED ONLY)
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Name                                       SS#             Relationship to Owner

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Street Address                             Sex [ ] Male       Date of Birth
                                               [ ] Female
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City, State, Zip                           U.S. Citizen [ ] Y  [ ] N
                                           If no, please indicate country of
                                           citizenship
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ANNUITANT (IF NO ANNUITANT IS SPECIFIED, THE OWNER STATED ABOVE WILL BE THE
ANNUITANT)
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Name                                       Sex [ ] Male       Date of Birth
                                               [ ] Female
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SS#                                        U.S. Citizen [ ] Y  [ ] N
                                           If no, please indicate country of
                                           citizenship
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CONTINGENT ANNUITANT (NONQUALIFIED ONLY; NOT PERMITTED WHERE OWNER IS A TRUST)
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Name                                       Sex [ ] Male       Date of Birth
                                               [ ] Female
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SS#                                        U.S. Citizen [ ] Y  [ ] N
                                           If no, please indicate country of
                                           citizenship
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BENEFICIARY INFORMATION If no boxes are checked, the default will be primary beneficiaries. Unless otherwise indicated, proceeds will be divided equally. Use the Special Requests section to provide additional beneficiaries OR beneficiary information. Unless otherwise indicated, if any of the beneficiaries predecease the Owner and/or Annuitant, payment due to multiple beneficiaries shall be paid in equal shares to the surviving beneficiaries.
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Full Name (First, M.I., Last)             SSN/TIN     Relationship to    % to
                                                      Owner              Receive
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                             Primary

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                             [ ]Primary
                             [ ]Contingent
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                             [ ]Primary
                             [ ]Contingent
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                             [ ]Primary
                             [ ]Contingent
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                             [ ]Primary
                             [ ]Contingent
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

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TYPE OF PLAN BEING PURCHASED (PLEASE CHECK ONLY ONE)    INITIAL PURCHASE PAYMENT
                                                        $
                                                         -----------------------
[ ] Nonqualified
       [ ] Roth IRA Conversion
[ ] TSA/403(b)                                  [ ]
Roth IRA Rollover
[ ] SEP
       [ ] Other____________
[ ] IRA
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REMITTANCE INFORMATION
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NAME OF EMPLOYER              Address                        Case #
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REPLACEMENT INFORMATION

DO YOU HAVE ANY EXISTING LIFE INSURANCE POLICIES OR ANNUITY CONTRACTS?
                                                                 [ ] Yes  [ ] No
If yes, please provide details:

INSURANCE COMPANY NAME: ________________________  CONTRACT NUMBER: _____________

WILL THE PURCHASE OF THIS ANNUITY RESULT IN THE REPLACEMENT, TERMINATION OR CHANGE IN VALUE OF ANY EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT IN THIS OR ANY OTHER COMPANY? [ ] Yes [ ] No

If yes, provide the information below. Use the Special Requests section to provide additional insurance companies and contract numbers. Attach any required state replacement and/or 1035 exchange/transfer forms, which may also be required if there is an existing policy/contract and replacement is not involved.

INSURANCE COMPANY NAME: ________________________  CONTRACT NUMBER: _____________
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Death Benefit Selection (Beneficiary Protection) COMPLETE ONLY IF PURCHASING
UAA; not applicable to T-Flex

PLEASE SELECT ONE OF THE FOLLOWING OPTIONS. IF NO OPTION IS CHECKED, THE STANDARD OPTION WILL APPLY.

[ ] Standard Option: 5-Year Step-Up to age 75

[ ] ANNUAL STEP-UP TO AGE 75 (AVAILABLE FOR AN ADDITIONAL COST. NOT AVAILABLE IF EITHER OWNER OR ANNUITANT IS AGE 75 OR OLDER)

PLEASE NOTE: IF THE OWNER OR THE ANNUITANT IS AGE 75 OR OLDER AT TIME OF ANNUITY PURCHASE, THERE WILL BE NO STEP-UP VALUE, AND THE DEATH BENEFIT WILL AUTOMATICALLY BE EQUAL TO THE GREATER OF THE ADJUSTED PURCHASE PAYMENT OR CONTRACT VALUE.
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PRINCIPAL GUARANTEE, an optional Guaranteed Minimum Withdrawal (GMWB) Rider
(AVAILABLE FOR AN ADDITIONAL COST) NOTE: NOT AVAILABLE IF YOU SELECT THE T-FLEX ANNUITY, INCLUDING A COMBINATION SELECTION OF T-FLEX AND UAA.

[ ] I wish to select the Guaranteed Minimum Withdrawal Rider. (OWNER MUST BE AGE 55 OR OLDER.)
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

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Special Programs

THESE OPTIONS ARE AVAILABLE AT NO ADDITIONAL COST. IF CHECKED, PLEASE ATTACH APPROPRIATE FORM.

[ ] Dollar Cost Averaging*      [ ] Rebalancing*      [ ] Systematic Withdrawal

*Program available only with UAA
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SPECIAL REQUESTS







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NOTE: EFFECTIVE JULY 1, 2004, APPLICANTS AGE 60 OR OLDER PURCHASING A CONTRACT
IN CALIFORNIA MUST ALSO SUBMIT FORM L-24021.
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

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     INVESTMENT OPTIONS (NOTE: THE TOTAL OF OPTIONS A AND B MUST EQUAL 100%)
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[ ] OPTION A: T-FLEX (T-FLEX IS A FIXED ANNUITY CONTRACT THAT IS SEPARATE FROM
UAA. PREMIUM PAYMENTS APPLIED TO T-FLEX WILL BE SUBJECT TO THE TERMS AND CONDITIONS OF THE T-FLEX ANNUITY CONTRACT.
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                                              INDIVIDUAL      ROLLOVER
                                             CONTRIBUTION   CONTRIBUTION   OTHER
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Total Option A (T-Flex)                                 %              %       %
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[ ] OPTION B: SELECT FROM THE FOLLOWING INVESTMENT OPTIONS
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                                              INDIVIDUAL      ROLLOVER
[Fund                                        CONTRIBUTION   CONTRIBUTION   Other
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AllianceBernstein Premier Growth Portfolio -
  Class B                                               %              %       %
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Capital Appreciation Fund (Janus)                       %              %       %
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Citistreet Diversified Bond Fund - Class I              %              %       %
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Citistreet International Stock Fund - Class I           %              %       %
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Citistreet Large Company Stock Fund - Class I           %              %       %
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Citistreet Small Company Stock Fund - Class I           %              %       %
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Delaware VIP REIT Series                                %              %       %
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Dreyfus Stock Index Fund                                %              %       %
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Dreyfus VIF Developing Leaders Portfolio                %              %       %
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Fidelity VIP Asset Manager Portfolio -
  Initial Class                                         %              %       %
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Fidelity VIP Contrafund(R) Portfolio -
  Service Class 2                                       %              %       %
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Fidelity VIP Equity Income Portfolio -
  Initial Class                                         %              %       %
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Fidelity VIP Growth Portfolio - Initial Class           %              %       %
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Fidelity VIP Mid Cap Portfolio -
  Service Class 2                                       %              %       %
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Franklin Mutual Shares Securities Fund -
 Class 2 Shares                                         %              %       %
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Franklin Small Cap Fund - Class 2 Shares                %              %       %
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Janus Aspen Series International Growth
  Portfolio - ServiceShares                             %              %       %
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Lazard International Stock Portfolio                    %              %       %
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Lazard Retirement Small Cap Portfolio                   %              %       %
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MFS Mid Cap Growth Portfolio                            %              %       %
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MFS Total Return Portfolio                              %              %       %
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MFS Value Portfolio                                     %              %       %
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PIMCO Total Return Portfolio                            %              %       %
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Pioneer Fund Portfolio                                  %              %       %
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Pioneer Strategic Income Portfolio                      %              %       %
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Putnam VT Small Cap Value Fund -
  Class IB Shares                                       %              %       %
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Salomon Brothers Variable All Cap Fund
  Class I                                               %              %       %
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Salomon Brothers Variable Investors Fund -
  Class I                                               %              %       %
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Salomon Brothers Variable Small Cap Growth
  Fund - Class I                                        %              %       %
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SB Adjustable Rate Income Portfolio                     %              %       %
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Smith Barney Aggressive Growth Portfolio                %              %       %
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Smith Barney Appreciation Portfolio                     %              %       %
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Smith Barney Fundamental Value Portfolio                %              %       %
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Smith Barney Large Cap Growth Portfolio                 %              %       %
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Social Awareness Stock Portfolio
  (Smith Barney)                                        %              %       %
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Strategic Equity Portfolio (Fidelity)                   %              %       %
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Templeton Developing Markets Securities
  Fund - Class 2                                        %              %       %
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Templeton Foreign Securities Fund - Class 2             %              %       %
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Templeton Global Asset Allocation Fund -
  Class 1                                               %              %       %
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Templeton Growth Securities Fund - Class 1              %              %       %
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Travelers Disciplined Mid Cap Stock Portfolio           %              %       %
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Travelers Growth and Income Stock Account               %              %       %
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Travelers High Yield Bond Trust                         %              %       %
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Travelers Managed Assets Trust                          %              %       %
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Travelers Money Market Account                          %              %       %
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Travelers Quality Bond Portfolio                        %              %       %
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Travelers U.S. Government Securities
  Portfolio                                             %              %       %
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Van Kampen LIT Comstock Portfolio -
  Class II Shares                                       %              %       %
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Fixed Account                                           %              %       %
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TOTAL Option B (UAA)                                    %              %       %
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TOTAL of Options A and B (must equal 100%)
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

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DISCLOSURE & ACKNOWLEDGMENT
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NOTICE OF INSURANCE FRAUD: The following states require insurance applicants to acknowledge a fraud warning statement. Please refer to and read the fraud warning statement for your state as indicated below. Your signature(s) below confirms that you have read the applicable warning for your state.

ARKANSAS, COLORADO, WASHINGTON D.C., KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, AND VIRGINIA: Any person who knowingly presents false, fraudulent, incomplete, or misleading information in a claim for payment of a loss or benefit or in an application for insurance may be guilty of a crime and subject to criminal and civil penalties and denial of benefits.

FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to civil and criminal penalties.

OKLAHOMA: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the process of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

PENNSYLVANIA: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

I/WE UNDERSTAND THE CONTRACT WILL TAKE EFFECT WHEN THE FIRST PURCHASE PAYMENT IS RECEIVED AND THE APPLICATION IS APPROVED IN THE HOME OFFICE OF THE COMPANY. I UNDERSTAND THAT ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. NO REPRESENTATIVE IS AUTHORIZED TO MAKE CHANGES TO THE CONTRACT OR APPLICATION.

I ACKNOWLEDGE RECEIPT OF A CURRENT PROSPECTUS.

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OWNER'S SIGNATURE                 CITY, STATE WHERE SIGNED (REQUIRED)     DATE

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JOINT OWNER'S SIGNATURE           DATE

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REPRESENTATIVE USE ONLY
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I acknowledge that all data representations and signatures were recorded by me or in my presence in response to my inquiry and request and that all such representations and signatures are accurate and valid to the best of my knowledge and belief.

WILL THE CONTRACT APPLIED FOR REPLACE ANY EXISTING ANNUITY OR LIFE INSURANCE POLICY? [ ] YES [ ] NO
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REPRESENTATIVE'S NAME (PLEASE PRINT)            DATE

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REPRESENTATIVE'S SIGNATURE                      SS#

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PHONE #                   FAX #                 LICENSE # (FLORIDA ONLY)

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BROKER/DEALER                                   SELECT ONE: [ ] A  [ ] B   [ ] C

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